Exhibit 99.43

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                 February, 1999
          Series 1998-12D, REMIC Multi-Class Pass-Through Certificates

     Pursuant to the Pooling and Servicing Agreement dated as of July 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

 1.     Aggregate scheduled Monthly Payments:
        (a)    Principal                                        $    150,952.43
                                                                   -------------
        (b)    Interest                                         $  1,129,747.91
                                                                   -------------
        (c)    Total                                            $  1,280,700.34
                                                                   -------------

 2.     Aggregate scheduled Monthly Payments received this month:
        (a)    Principal                                        $    131,898.66
                                                                   -------------
        (b)    Interest                                         $    990,035.72
                                                                   -------------
        (c)    Total                                            $  1,121,934.38
                                                                   -------------

 3.     Aggregate Monthly Advances this month:
        (a)    Principal                                        $     19,053.77
                                                                   -------------
        (b)    Interest                                         $    139,712.19
                                                                   -------------
        (c)    Total                                            $    158,765.96
                                                                   -------------

 4.     Aggregate Principal Prepayments in part received in the
         applicable Prepayment Period:
        (a)    Principal                                        $     38,026.09
                                                                   -------------

 5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
        (a)    Principal                                        $  3,931,649.65
                                                                   -------------
        (b)    Interest                                         $     24,003.10
                                                                   -------------
        (c)    Total                                            $  3,955,652.75
                                                                   -------------

 6.     Aggregate Insurance Proceeds received:
        (a)    Principal                                        $          0.00
                                                                   -------------
        (b)    Interest                                         $          0.00
                                                                   -------------
        (c)    Total                                            $          0.00
                                                                   -------------

 7.     Aggregate Liquidation Proceeds received:
        (a)    Principal                                        $          0.00
                                                                   -------------
        (b)    Interest                                         $          0.00
                                                                   -------------
        (c)    Total                                            $          0.00
                                                                   -------------

 8.     Aggregate Deficient Valuations with respect to the Mortgage
        Loans during the prior month:                           $          0.00
                                                                   -------------

 9.     Aggregate Debt Service Reductions with respect to the Mortgage Loans
        during the prior month:                                 $          0.00
                                                                 ---------------

 10.    Aggregate Purchase Prices for Defaulted Mortgage Loans:
        (a)    Principal                                        $          0.00
                                                                 ---------------
        (b)    Interest                                         $          0.00
                                                                 ---------------
        (c)    Total                                            $          0.00
                                                                 ---------------

 11.    Aggregate Purchase Prices for Defective Mortgage Loans:
        (a)    Principal                                        $          0.00
                                                                 ---------------
        (b)    Interest                                         $          0.00
                                                                 ---------------
        (c)    Total                                            $          0.00
                                                                 ---------------

12.     Pool Scheduled Principal Balance:                       $184,259,762.41
                                                                 ---------------

13.     Available Funds:                                        $  5,178,427.27
                                                                 ---------------

14.     Realized Losses for prior month:                        $          0.00
                                                                 ---------------

15.     Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                     0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.      Non-Credit Losses:                                     $          0.00
                                                                   -------------

17.      Compensating Interest Payment:                         $      1,902.76
                                                                   -------------

18.      Total interest payments:                               $  1,057,799.09
                                                                   -------------

19. Interest
                              Unpaid Class
      Accrued Certificate  Interest Shortfalls    Interest
Class      Interest                                Payable       Pay-out Rate
-----      --------        -------------------     -------       ------------
PO4   $             0.00   $              0.00   $       0.00    % 0.000000000
4A1   $       365,631.90   $              0.00   $ 365,631.90    % 6.749999991
4A2   $        55,535.39   $              0.00   $  55,535.39    % 5.977339868
4A3   $        28,083.50   $              0.00   $  28,083.50    % 9.067981202
4A4   $       113,287.50   $              0.00   $ 113,287.50    % 6.750000000
4A5   $       233,256.23   $              0.00   $ 233,256.23    % 6.749999958
4A6   $        95,269.79   $              0.00   $  95,269.79    % 6.749999799
4A7   $        18,229.17   $              0.00   $  18,229.17    % 7.000001280
4A8   $        16,927.08   $              0.00   $  16,927.08    % 6.499998720
4A9   $        18,562.50   $              0.00   $  18,562.50    % 6.750000000
4A10  $        18,083.33   $              0.00   $  18,083.33    % 6.999998710
4A11  $        16,791.67   $              0.00   $  16,791.67    % 6.500001290
4A12  $        21,093.75   $              0.00   $  21,093.75    % 6.750000000
4A13  $        11,952.56   $              0.00   $  11,952.56    % 6.749998588
SUP4  $        57,600.31   $              0.00   $  57,600.31    % 0.402766742
4R    $             0.00   $              0.00   $       0.00    % 0.000000000
4M    $        20,856.31   $              0.00   $  20,856.31    % 6.750001046
4B1   $         9,018.94   $              0.00   $   9,018.94    % 6.749999920
4B2   $         5,073.15   $              0.00   $   5,073.15    % 6.749995834
4B3   $         4,509.47   $              0.00   $   4,509.47    % 6.749999878
4B4   $         2,254.73   $              0.00   $   2,254.73    % 6.749993245
4B5   $         3,382.12   $              0.00   $   3,382.12    % 6.749992117

20.      Principal Distribution Amount:                          $ 4,120,628.18
                                                                   -------------

21.     Principal Distribution Amount per Certificate:

                                 Principal Distribution       Accrual Amount
                                 ----------------------       --------------
        Class PO4                $               353.21       $         0.00
        Class 4A1                $         2,144,880.98       $         0.00
        Class 4A2                $                 0.00       $         0.00
        Class 4A3                $                 0.00       $         0.00
        Class 4A4                $                 0.00       $         0.00
        Class 4A5                $         1,154,369.20       $         0.00
        Class 4A6                $           814,602.24       $         0.00
        Class 4A7                $                 0.00       $         0.00
        Class 4A8                $                 0.00       $         0.00
        Class 4A9                $                 0.00       $         0.00
        Class 4A10               $                 0.00       $         0.00
        Class 4A11               $                 0.00       $         0.00
        Class 4A12               $                 0.00       $         0.00
        Class 4A13               $                 0.00       $         0.00
        Class SUP4               $                 0.00       $         0.00
        Class 4R                 $                 0.00       $         0.00
        Class 4M                 $             2,970.43       $         0.00
        Class 4B1                $             1,284.51       $         0.00
        Class 4B2                $               722.54       $         0.00
        Class 4B3                $               642.25       $         0.00
        Class 4B4                $               321.13       $         0.00
        Class 4B5                $               481.69       $         0.00

22.     Additional distributions to the Class R Certificate pursuant to the
        Agreement:
                                                              $            0.00
                                                                 ---------------

23.     Additional distributions to the Class RL Certificate pursuant to the
        Agreement:
                                                              $            0.00
                                                                 ---------------

24.     Subordinate Certificate Writedown Amount:             $            0.00
                                                                 ---------------

                                                        Accumulative
                Class       Supported Shortfall     Supported Shortfall
                -----       -------------------     -------------------
                 4B1        $              0.00     $              0.00
                 4B2        $              0.00     $              0.00
                 4B3        $              0.00     $              0.00
                 4B4        $              0.00     $              0.00
                 4B5        $              0.00     $              0.00

25.     Unanticipated Recoveries:                             $            0.00
                                                                 ---------------

26. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate.

                Class                  Certificate Interest
                                              Rates
         Class  4A2                %              5.97733987
         Class  4A3                %              9.06798120

B.   Other Amounts for such Distribution Date:

1.      Prepayment Distribution Triggers satisfied
                        Yes         No
                        ---         --
         Class-4B1       X
         Class-4B2       X
         Class-4B3       X
         Class-4B4       X
         Class-4B5       X

 2.     Base Servicing Fee amount:                              $     36,870.03
                                                                      ----------

 3.     Supplemental Servicing Fee amount:                      $     57,600.31
                                                                      ----------

 4.     Credit Losses for prior month:                          $          0.00
                                                                      ----------
                                                   Category  Category  Category
                                                       A         B         C
 5.     Senior Percentage:            % 95.736929     N/A       N/A       N/A
                                       -----------    ----    ------    ------

 6.     Group I Senior Percentage:
                                      %       N/A     N/A       N/A       N/A
                                       -----------    ----    ------    ------

 7.     Group II Senior Percentage:
                                      %       N/A     N/A       N/A       N/A
                                       -----------    ----    ------    ------

 8.     Senior Prepayment Percentage:
                                      %100.000000     N/A       N/A       N/A
                                       -----------    ----    ------    ------

 9.     Group I Senior Prepayment
        Percentage:                   %       N/A     N/A       N/A       N/A
                                       -----------    ----    ------    ------

 10.    Group II Senior Prepayment
        Percentage:                   %       N/A     N/A       N/A       N/A
                                       -----------    ----    ------    ------

 11.    Junior Percentage:            %  4.263071
                                       -----------

 12.    Junior Prepayment Percentage:
                                      %100.000000
                                       -----------

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By:  /s/ Tim Neer
                                            -------------------------------
                                            Name:    Tim Neer
                                            Title:   Vice President
                                                     Investor Operations